Exhibit 99.1

Press Release – For Immediate Release

October 17, 2011

Penns Woods Bancorp, Inc. Reports Record Third Quarter 2011 Operating Earnings

Williamsport, PA – Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, increased to $3,145,000 and $8,873,000 for the three and nine months ended September 30, 2011 compared to $2,776,000 and $7,961,000 for the same periods of 2010.  Operating earnings per share for the three months ended September 30, 2011 were $0.82 basic and dilutive compared to $0.72 basic and dilutive for the same period of 2010 or an increase of 13.9%.  Operating earnings per share for the nine months ended September 30, 2011 increased 11.1% to $2.31 basic and dilutive compared to $2.08 basic and dilutive for the same period of 2010.  Operating earnings for the three and nine months ended September 30, 2011 have been positively impacted by continued emphasis on core deposit growth, a solid net interest margin, and expense control.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under GAAP, for the three and nine months ended September 30, 2011 was $3,150,000 and $8,967,000 compared to $2,848,000 and $8,068,000 for the same periods of 2010.  Results for the three and nine month periods ended September 30, 2011 compared to 2010 were impacted by a decrease in after-tax securities gains of $67,000 (from a gain of $72,000 to a gain of $5,000) for the three month periods and an decrease in after-tax securities gains of $13,000 (from a gain of $107,000 to a gain of $94,000) for the nine month periods.  Basic and dilutive earnings per share for the three and nine months ended September 30, 2011 were $0.82 and $2.34 compared to $0.74 and $2.10 for the corresponding periods of 2010.  Return on average assets and return on average equity were 1.67% and 16.49% for the three months ended September 30, 2011 compared to 1.60% and 15.51% for the corresponding period of 2010.  Earnings for the nine months ended September 30, 2011 correlate to a return on average assets and a return on average equity of 1.65% and 16.46% compared to 1.54% and 15.21% for the nine month 2010 period.

The net interest margin for the three and nine months ended September 30, 2011 was 4.55% and 4.67% compared to 4.56% and 4.54% for the corresponding periods of 2010.  While the net interest margin has increased on a nine month basis, it has flattened on a three month basis and compared to the linked quarter.  The cause for the flattening is centered around current yields on new assets being added to the earning asset

portfolio which are at lower yields than the current portfolio, offset by a similar decline in the cost of interest-bearing liabilities.  Leading the decline in cost of interest-bearing liabilities is a continued emphasis on the growth of core deposits.  These deposits represent a lower cost funding source than time deposits and comprise 70.3% of total deposits at September 30, 2011 compared to 62.0% at September 30, 2010.  The average rate paid on total interest-bearing deposits decreased 33 and 40 basis points (bp) for the three and nine months ended September 30, 2011 compared to the same periods of 2010.  The decrease was led by the rate paid on time deposits decreasing 36 and 48 bp for the three and nine months ended September 30, 2011 compared to the same periods of 2010.  The duration of the time deposit portfolio, which was shortened over the past several years, is now being lengthened due to the apparent bottoming or near bottoming of deposit rates.  FHLB long-term borrowings have been reduced by $10,000,000 since September 30, 2010 with cash on hand being utilized to pay off the borrowings.  An additional $10,500,000 of FHLB long-term borrowings at an average rate of 4.60% will be maturing during the last three months of 2011.

“Today’s economic environment and interest rate climate provide challenges to maintaining a strong net interest margin.  To maintain our margin we have attacked the challenge from both the earning asset and funding sides of the equation.  On the earning side of the equation we have been shortening the bond portfolio duration by utilizing shorter term corporate and agency bonds to offset the duration in the portfolio caused by the concentration in municipal bonds.  While this action may limit current earnings somewhat, it also limits interest rate risk and will provide cash flow over the next few years as we prepare for a period of increasing rates.  Quality loans that complement the existing portfolio and possess a fair risk/return trade-off are being added to the portfolio.  However, the yield on new loans, as with investments, is at a lower level than the existing portfolio which has contributed to the net interest margin remaining flat compared to the linked quarter.  On the funding side of the balance sheet we have continued to remain focused on core deposit relationships.  The result of this focus has been a decrease in the reliance on time deposits and borrowings due to a substantial increase in core deposits.  The increase in core deposits has resulted in a decrease in the overall cost of interest-bearing liabilities which has offset the negative effects of a declining yield on earning assets.  As with the earning asset portfolio, we are taking steps to mitigate the impact of rising rates in the future by lengthening the time deposit portfolio,” commented Richard A. Grafmyre, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

Total assets increased $39,154,000 to $752,650,000 at September 30, 2011 compared to September 30, 2010.  Net loans increased 3.8% to $422,989,000 at September 30, 2011 compared to September 30, 2010 as the economic environment has in general provided fewer loan opportunities.  Housing, transportation, and all other facets related to the Marcellus Shale natural gas exploration are creating some loan opportunities and we are aggressively attempting to attract those loans that meet and/or exceed our credit standards.  The general economic issues of the state and nation are impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  Our nonperforming loans to total loans ratio has increased to 3.34% at September 30, 2011 from 1.68% at September 30, 2010.  The increase in nonperforming loans is primarily the result of an increase in commercial loan delinquencies.  The increase is centered on several loans that either are in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Annualized net loan charge-offs to average loans for the nine months ended September 30, 2011 of 0.47% increased from our historically low levels primarily due to a $1,500,000 partial charge-off related to a real-estate development loan during the second quarter of 2011.  The allowance for loan losses was increased to 1.48% of total loans at September 30, 2011 from 1.33% of total loans at September 30, 2010 due to the general economic uncertainty and an increase in nonperforming loans.  The investment portfolio increased $34,551,000 from September 30, 2010 to September 30, 2011 due to the purchase of short maturity bonds that have been utilized to reduce the portfolio duration and to provide current cash flow.

Deposits have grown 7.7%, or $41,130,000, to $575,300,000 at September 30, 2011 compared to September 30, 2010, with core deposits (total deposits excluding time deposits) increasing $73,324,000.  “Deposits continue to increase significantly with money market and NOW accounts leading the growth.  Noninterest-bearing deposits have also increased 13.7% to $104,783,000 at September 30, 2011.  Driving this growth is our commitment to easy to use products, community involvement, and emphasis on customer service.  In addition, over the past year we have implemented a targeted marketing campaign aimed at further strengthening our customer relationships, while also expanding our market penetration,” commented Mr. Grafmyre.

Shareholders’ equity increased $3,249,000 to $78,572,000 at September 30, 2011 compared to September 30, 2010.   The accumulated other comprehensive loss of $1,463,000 at September 30, 2011 is a result of a decrease in unrealized gains on available for sale securities from $2,057,000 at September 30, 2010 to $950,000 at September 30, 2011.  The level of accumulated other comprehensive loss at September 30, 2011 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $493,000.  The current level of shareholders’ equity equates to a book value per share of $20.48 at September 30, 2011 compared to $19.64 at September 30, 2010 and an equity to asset ratio of 10.44% at September 30, 2011 compared to 10.56% at September 30, 2010.  Excluding accumulated other comprehensive loss/gain, book value per share was $20.86 at September 30, 2011 compared to $19.61 at September 30, 2010.  Dividends paid to shareholders were $0.46 and $1.38 for the three and nine months ended September 30, 2011 and 2010.

“Our high level of earnings in conjunction with our dividend policy continues to provide sufficient capital for balance sheet growth.  We will utilize our solid foundation within and around our core market area to grow the balance sheet in a prudent and profitable manner,” commented Mr. Grafmyre.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2011	2010	% Change

ASSETS
Noninterest-bearing balances	$11,658	$15,741	-25.9%
Interest-bearing deposits in other financial institutions	17	7,316	-99.8%
Total cash and cash equivalents	11,675	23,057	-49.4%

Investment securities, available for sale, at fair value	266,637	232,058	14.9%
Investment securities held to maturity (fair value of $54 and $83)	54	82	-34.1%
Loans held for sale	3,623	5,360	-32.4%
Loans	429,344	412,873	4.0%
Less: Allowance for loan losses	6,355	5,479	16.0%
Loans, net	422,989	407,394	3.8%
Premises and equipment, net	7,533	7,814	-3.6%
Accrued interest receivable	3,802	3,657	4.0%
Bank-owned life insurance	15,929	15,345	3.8%
Investment in limited partnerships	3,709	4,415	-16.0%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	8,087	7,041	14.9%
Other assets	5,580	4,241	31.6%
TOTAL ASSETS	$752,650	$713,496	5.5%

LIABILITIES
Interest-bearing deposits	$470,517	$442,042	6.4%
Noninterest-bearing deposits	104,783	92,128	13.7%
Total deposits	575,300	534,170	7.7%

Short-term borrowings	17,584	14,629	20.2%
Long-term borrowings, Federal Home Loan Bank (FHLB)	71,778	81,778	-12.2%
Accrued interest payable	616	832	-26.0%
Other liabilities	8,800	6,764	30.1%
TOTAL LIABILITIES	674,078	638,173	5.6%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,017,251 and 4,014,871 shares issued	33,477	33,457	0.1%
Additional paid-in capital	18,103	18,045	0.3%
Retained earnings	34,765	29,994	15.9%
Accumulated other comprehensive (loss) gain:
Net unrealized gain on available for sale securities	950	2,057	-53.8%
Defined benefit plan	(2,413)	(1,920)	-25.7%
Less: Treasury stock at cost, 180,596 shares	(6,310)	(6,310)	0.0%
TOTAL SHAREHOLDERS’ EQUITY	78,572	75,323	4.3%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$752,650	$713,496	5.5%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2011	2010	% Change	2011	2010	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,327	$6,434	-1.7%	$18,759	$19,162	-2.1%
Investment securities:
Taxable	1,445	1,428	1.2%	4,231	4,182	1.2%
Tax-exempt	1,336	1,266	5.5%	3,875	3,794	2.1%
Dividend and other interest income	65	54	20.4%	174	157	10.8%
TOTAL INTEREST AND DIVIDEND INCOME	9,173	9,182	-0.1%	27,039	27,295	-0.9%

INTEREST EXPENSE:
Deposits	1,154	1,458	-20.9%	3,530	4,719	-25.2%
Short-term borrowings	58	77	-24.7%	157	197	-20.3%
Long-term borrowings, FHLB	751	889	-15.5%	2,227	2,733	-18.5%
TOTAL INTEREST EXPENSE	1,963	2,424	-19.0%	5,914	7,649	-22.7%

NET INTEREST INCOME	7,210	6,758	6.7%	21,125	19,646	7.5%

PROVISION FOR LOAN LOSSES	600	700	-14.3%	1,800	1,400	28.6%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,610	6,058	9.1%	19,325	18,246	5.9%

NON-INTEREST INCOME:
Deposit service charges	508	562	-9.6%	1,538	1,609	-4.4%
Securities gains, net	8	109	-92.7%	142	162	-12.3%
Bank-owned life insurance	148	143	3.5%	461	442	4.3%
Gain on sale of loans	359	202	77.7%	850	714	19.0%
Insurance commissions	241	230	4.8%	630	767	-17.9%
Brokerage commissions	241	208	15.9%	797	716	11.3%
Other	485	416	16.6%	1,390	1,164	19.4%
TOTAL NON-INTEREST INCOME	1,990	1,870	6.4%	5,808	5,574	4.2%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,621	2,427	8.0%	7,728	7,779	-0.7%
Occupancy, net	313	303	3.3%	962	947	1.6%
Furniture and equipment	354	296	19.6%	1,011	922	9.7%
Pennsylvania shares tax	172	170	1.2%	516	508	1.6%
Amortization of investments in limited partnerships	165	200	-17.5%	496	483	2.7%
FDIC deposit insurance	43	180	-76.1%	416	556	-25.2%
Other	1,300	1,128	15.2%	3,683	3,485	5.7%
TOTAL NON-INTEREST EXPENSE	4,968	4,704	5.6%	14,812	14,680	0.9%

INCOME BEFORE INCOME TAX PROVISION	3,632	3,224	12.7%	10,321	9,140	12.9%
INCOME TAX PROVISION	482	376	28.2%	1,354	1,072	26.3%
NET INCOME	$3,150	$2,848	10.6%	$8,967	$8,068	11.1%

EARNINGS PER SHARE - BASIC	$0.82	$0.74	10.8%	$2.34	$2.10	11.4%

EARNINGS PER SHARE - DILUTED	$0.82	$0.74	10.8%	$2.34	$2.10	11.4%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,836,244	3,833,850	0.1%	3,835,778	3,834,101	0.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,836,244	3,833,990	0.1%	3,835,778	3,834,241	0.0%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$1.38	$1.38	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	September 30, 2011			September 30, 2010
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$20,211	$311	6.10%	$18,595	$309	6.59%
All other loans	407,346	6,122	5.96%	397,672	6,230	6.22%
Total loans	427,557	6,433	5.97%	416,267	6,539	6.23%

Taxable securities	139,510	1,509	4.33%	118,344	1,480	5.00%
Tax-exempt securities	117,917	2,024	6.87%	110,654	1,918	6.93%
Total securities	257,427	3,533	5.49%	228,998	3,398	5.94%

Interest-bearing deposits	15,734	1	0.03%	11,958	2	0.07%

Total interest-earning assets	700,718	9,967	5.66%	657,223	9,939	6.02%

Other assets	53,323			52,793

TOTAL ASSETS	$754,041			$710,016

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$72,704	28	0.15%	$66,464	46	0.27%
Super Now deposits	98,094	141	0.57%	66,188	95	0.57%
Money market deposits	128,012	280	0.87%	106,111	299	1.12%
Time deposits	173,825	705	1.61%	204,801	1,018	1.97%
Total interest-bearing deposits	472,635	1,154	0.97%	443,564	1,458	1.30%

Short-term borrowings	17,357	58	1.33%	16,356	77	1.87%
Long-term borrowings, FHLB	71,778	751	4.09%	83,952	889	4.14%
Total borrowings	89,135	809	3.56%	100,308	966	3.77%

Total interest-bearing liabilities	561,770	1,963	1.38%	543,872	2,424	1.76%

Demand deposits	104,017			84,263
Other liabilities	11,821			8,447
Shareholders’ equity	76,433			73,434

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$754,041			$710,016
Interest rate spread			4.28%			4.26%
Net interest income/margin		$8,004	4.55%		$7,515	4.56%

	For the Three Months Ended
	September 30,
	2011	2010

Total interest income	$9,173	$9,182
Total interest expense	1,963	2,424

Net interest income	7,210	6,758
Tax equivalent adjustment	794	757

Net interest income (fully taxable equivalent)	$8,004	$7,515

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Nine Months Ended
	September 30, 2011			September 30, 2010
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$20,302	$924	6.09%	$18,148	$914	6.73%
All other loans	402,384	18,149	6.03%	397,303	18,559	6.25%
Total loans	422,686	19,073	6.03%	415,451	19,473	6.27%

Taxable securities	126,887	4,402	4.63%	112,552	4,334	5.13%
Tax-exempt securities	109,552	5,871	7.15%	108,573	5,748	7.06%
Total securities	236,439	10,273	5.79%	221,125	10,082	6.08%

Interest-bearing deposits	11,916	3	0.03%	9,504	5	0.07%

Total interest-earning assets	671,041	29,349	5.84%	646,080	29,560	6.11%

Other assets	53,405			54,221

TOTAL ASSETS	$724,446			$700,301

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$69,994	98	0.19%	$64,759	144	0.30%
Super Now deposits	83,357	331	0.53%	64,733	296	0.61%
Money market deposits	120,177	835	0.93%	98,289	878	1.19%
Time deposits	181,158	2,266	1.67%	211,397	3,401	2.15%
Total interest-bearing deposits	454,686	3,530	1.04%	439,178	4,719	1.44%

Short-term borrowings	17,055	157	1.23%	14,474	197	1.82%
Long-term borrowings, FHLB	71,778	2,227	4.09%	85,826	2,733	4.20%
Total borrowings	88,833	2,384	3.54%	100,300	2,930	3.86%

Total interest-bearing liabilities	543,519	5,914	1.45%	539,478	7,649	1.89%

Demand deposits	98,000			81,833
Other liabilities	10,272			8,243
Shareholders’ equity	72,655			70,747

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$724,446			$700,301
Interest rate spread			4.39%			4.22%
Net interest income/margin		$23,435	4.67%		$21,911	4.54%

	For the Nine Months Ended
	September 30,
	2011	2010

Total interest income	$27,039	$27,295
Total interest expense	5,914	7,649

Net interest income	21,125	19,646
Tax equivalent adjustment	2,310	2,265

Net interest income (fully taxable equivalent)	$23,435	$21,911

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Operating Data

Net income	$3,150	$2,964	$2,853	$2,861	$2,848
Net interest income	7,210	6,918	6,997	6,848	6,758
Provision for loan losses	600	600	600	750	700
Net security gains	8	9	125	11	109
Non-interest income, ex. net security gains	1,982	1,864	1,820	1,874	1,761
Non-interest expense	4,968	4,856	4,988	4,812	4,704

Performance Statistics

Net interest margin	4.55%	4.58%	4.86%	4.66%	4.56%
Annualized return on average assets	1.67%	1.64%	1.65%	1.63%	1.60%
Annualized return on average equity	16.49%	16.29%	16.62%	15.56%	15.51%
Annualized net loan charge-offs to avg loans	0.01%	1.41%	0.00%	0.18%	0.26%
Net charge-offs (recoveries)	8	1,477	(5)	193	268
Efficiency ratio	54.1%	55.3%	56.6%	55.2%	55.2%

Per Share Data

Basic earnings per share	$0.82	$0.78	$0.74	$0.75	$0.74
Diluted earnings per share	0.82	0.78	0.74	0.75	0.74
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	20.48	19.27	17.99	17.37	19.64
Common stock price:
High	36.56	39.30	40.08	41.26	33.15
Low	31.07	33.33	35.46	31.97	29.41
Close	32.75	34.36	38.93	39.80	33.05
Weighted average common shares:
Basic	3,836	3,836	3,835	3,835	3,834
Fully Diluted	3,836	3,836	3,835	3,835	3,834
End-of-period common shares:
Issued	4,017	4,017	4,016	4,016	4,015
Treasury	181	181	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Financial Condition Data:
General
Total assets	$752,650	$744,986	$693,337	$691,688	$713,496
Loans, net	422,989	413,397	405,453	409,522	407,394
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	575,300	569,833	528,717	517,508	534,170
Noninterest-bearing	104,783	100,104	95,278	89,347	92,128

Savings	73,376	71,923	69,095	64,258	66,763
NOW	103,264	91,285	70,763	67,505	66,957
Money Market	122,896	129,004	108,104	107,123	105,147
Time Deposits	170,981	177,517	185,477	189,275	203,175
Total interest-bearing deposits	470,517	469,729	433,439	428,161	442,042

Core deposits*	404,319	392,316	343,240	328,233	330,995
Shareholders’ equity	78,572	73,906	68,998	66,620	75,323

Asset Quality

Non-performing assets	$14,344	$10,911	$12,900	$6,215	$6,918
Non-performing assets to total assets	1.91%	1.46%	1.86%	0.90%	0.97%
Allowance for loan losses	6,355	5,764	6,640	6,035	5,479
Allowance for loan losses to total loans	1.48%	1.38%	1.61%	1.45%	1.33%
Allowance for loan losses to non-performing loans	44.30%	52.83%	51.47%	97.10%	79.20%
Non-performing loans to total loans	3.34%	2.60%	3.13%	1.50%	1.68%

Capitalization

Shareholders’ equity to total assets	10.44%	9.92%	9.95%	9.63%	10.56%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in Thousands, Except Per Share Data)	2011	2010	2011	2010
GAAP net income	$3,150	$2,848	$8,967	$8,068
Less: net securities gains, net of tax	5	72	94	107
Non-GAAP operating earnings	$3,145	$2,776	$8,873	$7,961

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Return on average assets (ROA)	1.67%	1.60%	1.65%	1.54%
Less: net securities gains, net of tax	0.00%	0.04%	0.02%	0.02%
Non-GAAP operating ROA	1.67%	1.56%	1.63%	1.52%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Return on average equity (ROE)	16.49%	15.51%	16.46%	15.21%
Less: net securities gains, net of tax	0.03%	0.39%	0.18%	0.21%
Non-GAAP operating ROE	16.46%	15.12%	16.28%	15.00%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Basic earnings per share (EPS)	$0.82	$0.74	$2.34	$2.10
Less: net securities gains, net of tax	0.00	0.02	0.03	0.02
Non-GAAP basic operating EPS	$0.82	$0.72	$2.31	$2.08

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Dilutive EPS	$0.82	$0.74	$2.34	$2.10
Less: net securities gains, net of tax	0.00	0.02	0.03	0.02
Non-GAAP dilutive operating EPS	$0.82	$0.72	$2.31	$2.08